Exhibit 10.2

NOTE PURCHASE AGREEMENT

dated February 21, 2008

among

AZITHROMYCIN ROYALTY SUB LLC,

INSITE VISION INCORPORATED

and

THE PURCHASER NAMED HEREIN

$60,000,000 AZITHROMYCIN PHARMASM SECURED 16% NOTES DUE 2019

Table of Contents

		Page

ARTICLE I
INTRODUCTORY

Section 1.1	Introductory	1

ARTICLE II
RULES OF CONSTRUCTION AND DEFINED TERMS

Section 2.1	Rules of Construction and Defined Terms	1

ARTICLE III
SALE AND PURCHASE OF ORIGINAL CLASS A NOTES; CLOSING

Section 3.1	Sale and Purchase of Original Class A Notes; Closing	2

ARTICLE IV
REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PURCHASER

Section 4.1	Purchase for Investment and Restrictions on Resales	3
Section 4.2	Purchaser Status	4
Section 4.3	Source of Funds	4
Section 4.4	Due Diligence	5
Section 4.5	Enforceability of this Note Purchase Agreement	5
Section 4.6	Inspire and Pfizer	5
Section 4.7	Confidentiality Agreement	6
Section 4.8	Tax Matters.	6

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE PARENT

Section 5.1	Disclosure	7
Section 5.2	Enforceability of this Note Purchase Agreement	7
Section 5.3	Securities Laws.	7
Section 5.4	Investment Company Act	8
Section 5.5	Governmental Authorizations	8
Section 5.6	Compliance with ERISA	8
Section 5.7	Use of Proceeds; Margin Regulations	8
Section 5.8	Independent Consultant’s Forecasts	9
Section 5.9	Other Representations and Warranties	9

i

ARTICLE VI
CONDITIONS TO CLOSING

Section 6.1	Proceedings	9
Section 6.2	Transactional Opinion	9
Section 6.3	True Sale and Non-Consolidation Opinions	9
Section 6.4	Note Purchaser’s Counsel Opinion	9
Section 6.5	Consummation of Transactions	10
Section 6.6	Certification as to Private Placement Memorandum	10
Section 6.7	Certification as to Note Purchase Agreement	10
Section 6.8	No Actions	10
Section 6.9	Principal Documents	10
Section 6.10	Authorizations	11
Section 6.11	Offering of Original Class A Notes	11
Section 6.12	CUSIP Number	11
Section 6.13	Notice and Instruction to Inspire	11
Section 6.14	Compliance with Laws	11
Section 6.15	Filing of Financing Statements	12

ARTICLE VII
ADDITIONAL COVENANTS

Section 7.1	DTC	12
Section 7.2	Expenses	12

ARTICLE VIII
SURVIVAL OF CERTAIN PROVISIONS

Section 8.1	Survival of Certain Provisions	12

ARTICLE IX
NOTICES

Section 9.1	Notices	13

ARTICLE X
SUCCESSORS AND ASSIGNS

Section 10.1	Successors and Assigns	13

ARTICLE XI
SEVERABILITY

Section 11.1	Severability	13

ii

ARTICLE XII
WAIVER OF JURY TRIAL

Section 12.1	WAIVER OF JURY TRIAL	13

ARTICLE XIII
GOVERNING LAW; CONSENT TO JURISDICTION

Section 13.1	Governing Law; Consent to Jurisdiction.	14

ARTICLE XIV
COUNTERPARTS

Section 14.1	Counterparts	15

ARTICLE XV
TABLE OF CONTENTS AND HEADINGS

Section 15.1	Table of Contents and Headings	15

ARTICLE XVI
TAX DISCLOSURE

Section 16.1	Tax Disclosure	15

ARTICLE XVII
MISCELLANEOUS

Section 17.1	Limited Recourse	16

Annex A	Rules of Construction and Defined Terms
Schedule 1	Purchaser
iii

NOTE PURCHASE AGREEMENT

February 21, 2008

To the Purchaser named in Schedule 1

Ladies and Gentlemen:

Azithromycin Royalty Sub LLC, a Delaware limited liability company, and InSite Vision Incorporated, a Delaware corporation, hereby covenant and agree with you as follows:

ARTICLE I
INTRODUCTORY

Section 1.1 Introductory. The Issuer proposes, subject to the terms and conditions stated herein, to issue and sell to the purchaser named in Schedule 1 (the “Purchaser”) and to the Other Note Purchasers the beneficial interests in the Global Notes evidencing $60,000,000 aggregate principal amount of the Issuer’s Azithromycin PhaRMASM Secured 16% Notes due 2019. The Original Class A Notes are to be issued pursuant to the Indenture.

The Original Class A Notes will be offered and sold to the Purchaser and the Other Note Purchasers (collectively, the “Note Purchasers”) in transactions exempt from the registration requirements of the Securities Act. The Issuer has prepared the Private Placement Memorandum describing, among other things, the Original Class A Notes and the security pledged therefor, the Parent’s sale, transfer, conveyance, assignment, contribution and granting to the Issuer of the Purchased Assets and the Parent’s grant of the license under the Residual License Agreement. As described in the Private Placement Memorandum, the Issuer will use the net proceeds from the offering of the Original Class A Notes to fund a portion of the purchase price to obtain the Purchased Assets, to pay the expenses associated with the issuance of the Original Class A Notes and to fund the Interest Reserve Account in the amount of $5,000,000.

ARTICLE II
RULES OF CONSTRUCTION AND DEFINED TERMS

Section 2.1 Rules of Construction and Defined Terms. The rules of construction set forth in Annex A shall apply to this Note Purchase Agreement and are hereby incorporated by reference into this Note Purchase Agreement as if set forth fully in this Note Purchase Agreement. Capitalized terms used but not otherwise defined in this Note Purchase Agreement shall have the respective meanings given to such terms in Annex A, which is hereby incorporated by reference into this Note Purchase Agreement as if set forth fully in this Note Purchase Agreement. Not all terms defined in Annex A are used in this Note Purchase Agreement.

ARTICLE III
SALE AND PURCHASE OF ORIGINAL CLASS A NOTES; CLOSING

Section 3.1 Sale and Purchase of Original Class A Notes; Closing. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Note Purchase Agreement, the Issuer agrees to issue and sell the Original Class A Notes to the Purchaser, and the Purchaser agrees to purchase, the principal amount of Original Class A Notes set forth opposite its name on Schedule 1. The Purchaser will purchase such principal amount of Original Class A Notes at a purchase price equal to 100% of the principal amount thereof (the “Price”). Contemporaneously with entering into this Note Purchase Agreement, the Issuer is entering into separate Note Purchase Agreements (the “Other Agreements”) substantially identical to this Note Purchase Agreement with other note purchasers (the “Other Note Purchasers”), providing for the sale on the Closing Date to each of the Other Note Purchasers of Original Class A Notes in the principal amount specified opposite its name in Schedule 1 to such Other Agreement, at a purchase price equal to 100% of the principal amount thereof (the “Other Prices” and, together with the Price, the “Purchase Price”). The Issuer shall not be obligated to deliver, and no Note Purchaser shall be required to purchase, any of the Original Class A Notes except upon delivery of and payment for all the Original Class A Notes to be purchased on the Closing Date.

On the Closing Date, the Issuer will deliver one or more Global Notes for the account of DTC evidencing the aggregate principal amount of Original Class A Notes to be acquired by all Note Purchasers pursuant to the Note Purchase Agreements. The Issuer will deliver the Global Notes to DTC against payment by each such Note Purchaser of its respective portion of the aggregate Purchase Price for its beneficial interest therein by wire transfer of immediately available funds to the Trustee Closing Account. Delivery to each Note Purchaser of the Original Class A Notes shall be made through the facilities of DTC on the Closing Date, upon payment therefor by each such Note Purchaser of its respective portion of the aggregate Purchase Price by wire transfer of immediately available funds to the Trustee Closing Account. The Issuer and the Parent shall cause the Trustee to hold all such funds in trust for the Note Purchasers pending completion of the closing of the transactions contemplated by this Note Purchase Agreement. Upon receipt by the Trustee of the aggregate Purchase Price from all Note Purchasers and the satisfaction of the conditions to closing set forth in Article VI, the Issuer and the Parent shall cause the Trustee to disburse the Purchase Price in accordance with Section 3.3 of the Indenture. If the aggregate Purchase Price shall not have been received by the Trustee by 3:30 p.m. (New York City time) on the Closing Date, or if the closing of the transactions contemplated by the Note Purchase Agreements shall not otherwise be capable of being consummated by 3:30 p.m. (New York City time) on the Closing Date, then each Note Purchaser who has paid its respective portion of the Purchase Price shall have the right to instruct the Trustee at or after 3:30 p.m. (New York City time) on the Closing Date to return, and the Issuer and the Parent shall cause the Trustee to return, such portion of the Purchase Price to such Note Purchaser prior to the close of business on the Closing Date or as soon thereafter as reasonably practicable.

If the Global Notes shall not be tendered for the benefit of any Note Purchaser for the account of DTC in accordance with the foregoing provisions of this Section 3.1, or any of the conditions specified in Article VI shall not have been fulfilled to the satisfaction of any Note Purchaser, such Note Purchaser shall, at its election, be relieved of all obligations (other than confidentiality obligations) under the applicable Note Purchase Agreement.

ARTICLE IV
REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF PURCHASER

The Purchaser agrees and acknowledges that the Issuer, the Parent and the Placement Agent and their respective counsel may rely upon the accuracy and performance of the representations, warranties and agreements of the Purchaser contained in this Article IV.

Section 4.1 Purchase for Investment and Restrictions on Resales. The Purchaser:

(a) acknowledges that the Original Class A Notes have not been and will not be registered under the Securities Act or the securities laws of any U.S. state or any other jurisdiction and may not be offered, sold, pledged or otherwise transferred except as set forth in the Private Placement Memorandum, the Indenture and the legend regarding transfers on its Original Class A Notes, in compliance with such securities laws;

(b) agrees that, if it should resell or otherwise transfer the Original Class A Notes, in whole or in part, it will do so only pursuant to an exemption from, or in a transaction not subject to, registration under the Securities Act, applicable state or foreign securities laws, the respective rules and regulations promulgated thereunder and the provisions of this Note Purchase Agreement, and only to a Person whom it reasonably believes, at the time any buy order for such Original Class A Notes is originated, is (i) the Issuer or a subsidiary thereof, (ii) for so long as such Original Class A Notes are eligible for resale pursuant to Rule 144A, a QIB that purchases for its own account or for the account of a QIB, to whom notice is given that the transfer is being made in reliance on Rule 144A, (iii) an Institutional Accredited Investor inside the United States, in respect of which the Purchaser shall reasonably believe that at such time such entity and each other entity, if any, for whom such entity may be acting with respect to the Original Class A Notes has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the purchase of the Original Class A Notes and is able and prepared to bear the economic risk of investing in and holding the Original Class A Notes, that is purchasing such Original Class A Notes for its own account or for the account of such an Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or (iv) an Institutional Accredited Investor outside the United States in an offshore transaction in compliance with Rule 903 or 904 of Regulation S (if available), in each case unless consented to by the Issuer and such offer, sale or other transfer occurs following the Resale Restriction Termination Date;

(c) agrees that it will give to each Person to whom it transfers the Original Class A Notes, in whole or in part, notice of the restrictions on transfer of the Original Class A Notes;

(d) agrees that it will cause any Person to whom it intends to transfer the Original Class A Notes to execute and deliver a resale confidentiality agreement with the Issuer substantially in the form attached to the Indenture and agrees not to make available any confidential information about the Issuer, the Parent, Inspire or Subject Products, including the Private Placement Memorandum, to such Person, and the Purchaser otherwise agrees to comply with the procedures relating to the execution and delivery of such resale confidentiality agreement set forth in the Indenture;

(e) acknowledges the restrictions and requirements applicable to transfers of the Original Class A Notes described under the heading “Transfer Restrictions” in the Private Placement Memorandum and contained in the Indenture and agrees that it will only offer or sell the Original Class A Notes in accordance with such section and the Indenture and only to Permitted Holders; and

(f) represents that it is purchasing the Original Class A Notes for investment purposes and not with a view to resale or distribution thereof in contravention of the requirements of the Securities Act.

Section 4.2 Purchaser Status. The Purchaser represents and warrants that it is purchasing the Original Class A Notes for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is (i) a QIB and such purchase meets the requirements of Rule 144A under the Securities Act, (ii) an Institutional Accredited Investor, is not acquiring the Original Class A Notes with a view to any resale or distribution thereof other than in accordance with the restrictions set forth below, has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the purchase of the Original Class A Notes and is able and prepared to bear the economic risk of investing in and holding the Original Class A Notes, (iii) an Institutional Accredited Investor that is not a U.S. person and has acquired such Original Class A Notes in an offshore transaction in compliance with Regulation S or (iv) a person or entity consented to by the Issuer in its sole discretion where such offer or sale occurs following the Resale Restriction Termination Date.

Section 4.3 Source of Funds. The Purchaser represents, warrants and covenants that either:

(a) no Plan Assets have been used to purchase an Original Class A Note; or

(b) to the extent that Plan Assets are used to purchase an Original Class A Note, one or more statutory or administrative exemptions applies such that the use of such Plan Assets to purchase and hold such Original Class A Notes will not constitute a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code,

In addition, the Purchaser represents, warrants and covenants that either:

(i) no assets of a governmental, church or foreign plan have been used to purchase an Original Class A Note; or

(ii) to the extent such assets are used, neither the purchase nor holding of the Original Class A Notes will constitute or result in a violation of any Applicable Law that is similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code.

Section 4.4 Due Diligence. The Purchaser acknowledges that (i) it has made, either alone or together with its advisors, such independent investigation of the Issuer, the Parent, Inspire, Pfizer and their respective managements, assets and related matters, and such separate and independent investigation of the Purchased Assets and related matters, as the Purchaser deems to be, or such advisors have advised to be, necessary or advisable in connection with the purchase of the Original Class A Notes pursuant to the transactions contemplated by this Note Purchase Agreement, (ii) it and its advisors have received all information and data that it and such advisors believe to be necessary in order to reach an informed decision as to the advisability of the purchase of the Original Class A Notes pursuant to the transactions contemplated by this Note Purchase Agreement, (iii) it understands the nature of the potential risks and potential rewards of the purchase of the Original Class A Notes, (iv) it is a sophisticated investor with investment experience and, in the event of a default on the Original Class A Notes, any termination of any of the Principal Documents or termination of the Royalty Payments under the Inspire License Agreement or any liquidation or winding up of the Issuer, has the ability to bear complete loss of its investment, (v) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Original Class A Notes and can bear the economic risks of investing in the Original Class A Notes for an indefinite period of time, (vi) it has received and reviewed the Private Placement Memorandum and each of the Transaction Documents and has been furnished by the Parent with an opportunity to review the Principal Documents (except in the case of the Pfizer License Agreement, which has been made available by the Parent only in redacted form) and (vii) it has determined that the rates, prices or amounts and other terms of the purchase and sale of the Original Class A Notes reflect those in the relevant market for similar transactions and it is purchasing the Original Class A Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks. The Purchaser acknowledges that it has obtained its own attorneys, business advisors and tax advisors as to legal, business and tax advice (or has decided not to obtain such advice) and has not relied on the Issuer, the Parent or the Placement Agent for any such advice. Except for (A) the representations, warranties and covenants made by the Issuer and the Parent in this Note Purchase Agreement and the other Transaction Documents and (B) the legal opinions provided to the Trustee or the Note Purchasers in connection with the transactions contemplated by the Transaction Documents, the Purchaser is relying on its own investigation and analysis in entering into the transactions contemplated hereby.

Section 4.5 Enforceability of this Note Purchase Agreement. This Note Purchase Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes the valid, legally binding and enforceable obligations of the Purchaser, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

Section 4.6 Inspire and Pfizer. The Purchaser acknowledges and agrees that neither Inspire nor Pfizer is a party to the transactions to which this Note Purchase Agreement relates, neither Inspire nor Pfizer has participated in the preparation of any document related thereto, including the Private Placement Memorandum, and neither Inspire nor Pfizer makes any representations or warranties whatsoever with respect to the transactions contemplated by the Private Placement Memorandum, including the issuance of the Original Class A Notes by the Issuer, the value thereof, the value of the rights transferred by the Parent to the Issuer with respect thereto or the risks associated therewith.

Section 4.7 Confidentiality Agreement. The Purchaser acknowledges and agrees that it is bound by the terms and conditions of the confidentiality agreement referenced in Schedule 1 (including, if the Purchaser is not a party thereto, as if it were a party thereto), agrees to execute any documents reasonably requested by the Issuer to evidence such obligation and acknowledges and agrees that such confidentiality agreement remains in effect and will survive the execution and delivery of this Note Purchase Agreement and the closing of the purchase of the Original Class A Notes pursuant to its terms.

Section 4.8 Tax Matters.

(a) The Purchaser represents and warrants that either (i) it is not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or (ii) it is a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes but (A) none of the direct or indirect beneficial owners of any of the interests in such holder have allowed or caused, or will allow or cause, 50% or more of the value of such interests to be attributable to such ownership of Notes or (B) such partnership, Subchapter S corporation or grantor trust was not formed with a principal purpose of permitting the Issuer to satisfy the 100-partner limitation in Treasury Regulation Section 1.7704-1(h)(1)(ii) (assuming for this purpose that the Original Class A Notes were classified as equity, and not debt, for U.S. federal income tax purposes), and the Purchaser will not participate or transfer an interest in any Original Class A Note to any Person who is of a type described in clause (i) above but is not of a type described in clause (ii) above.

(b) Except as otherwise required by law, the Purchaser agrees to treat, and shall treat, the Original Class A Notes as debt of the Parent for U.S. federal income tax purposes.

(c) The Purchaser understands and acknowledges that failure to provide the Issuer, the Trustee or any Paying Agent with the applicable U.S. federal income tax certifications (generally, an Internal Revenue Service Form W-9 (or successor applicable form) in the case of a person that is a United States person (within the meaning of Section 7701(a)(30) of the Code) or an appropriate Internal Revenue Service Form W-8 (or successor applicable form) in the case of a person that is not a United States person (within the meaning of Section 7701(a)(30) of the Code)) may result in U.S. federal back-up withholding from payments in respect of the Original Class A Notes.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE PARENT

Each of the Issuer and the Parent, jointly and severally, represents and warrants to the Purchaser as follows:

Section 5.1 Disclosure. The Private Placement Memorandum, as of its date and the date hereof, together with any amendments or supplements thereto, any summaries thereof approved by the Issuer and any other written information relating to the offering of the Original Class A Notes prepared by the Issuer or the Parent (or prepared by the Placement Agent and approved by the Issuer or the Parent) and provided by the Issuer or the Parent to the Purchaser (or provided by the Placement Agent to the Purchaser with the approval of the Issuer or the Parent) in connection with the transactions contemplated hereby, did not and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. From the date of the Private Placement Memorandum until the date hereof and except as disclosed therein, there has been no material adverse change or development involving or anticipated to involve a prospective material adverse change in their business relating to the Purchased Assets or the Principal Documents or their ability to perform their respective obligations under the Transaction Documents.

Section 5.2 Enforceability of this Note Purchase Agreement. This Note Purchase Agreement has been duly authorized, executed and delivered by the Issuer and the Parent and constitutes the valid, legally binding and (subject to general equitable principles, insolvency, liquidation, reorganization and other laws of general application relating to creditors’ rights) enforceable obligations of the Issuer and the Parent.

Section 5.3 Securities Laws.

(a) No securities of the same class (within the meaning of Rule 144A(d)(3)(i) under the Securities Act) as the Original Class A Notes have been issued and sold by the Issuer within the six-month period immediately prior to the date hereof.

(b) Neither the Issuer or the Parent nor any affiliate (as defined in Rule 144 under the Securities Act) of the Issuer or the Parent has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) that is or will be integrated with the sale of the Original Class A Notes in a manner that would require the registration under the Securities Act of the Original Class A Notes or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Original Class A Notes (as those terms are used in Regulation D under the Securities Act), or offered to sell or solicited offers to buy Original Class A Notes in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, including publication or release of articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or internet or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(c) Assuming the accuracy of the representations and warranties of the Note Purchasers in each Note Purchase Agreement and assuming the accuracy of the statements in the certificate to be delivered by the Placement Agent pursuant to Section 6.11, the Indenture is not required to be qualified under the Trust Indenture Act.

(d) Assuming the accuracy of the representations and warranties of the Note Purchasers in each Note Purchase Agreement and assuming the accuracy of the statements in the certificate to be delivered by the Placement Agent pursuant to Section 6.11, no registration under the Securities Act of the Original Class A Notes is required in connection with the sale of the Original Class A Notes to the Note Purchasers as contemplated by the Note Purchase Agreements.

Section 5.4 Investment Company Act. Assuming the accuracy of the representations and warranties of the Note Purchasers in each Note Purchase Agreement and after giving effect to the offering and sale of the Original Class A Notes and the purchase by the Issuer of the Purchased Assets, the Issuer will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.5 Governmental Authorizations. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Parent or the Issuer of this Note Purchase Agreement or the transactions contemplated hereby other than such filings as shall have been made prior to the date hereof and such filings required to be made after the date hereof under applicable federal and state securities laws, such as applicable state blue sky filings.

Section 5.6 Compliance with ERISA. Each Plan maintained by the Issuer or the Parent has been operated and administered substantially in compliance with all Applicable Laws. Neither the Issuer nor the Parent has incurred any material liability or penalty or could be reasonably expected to incur any material liability or penalty pursuant to Title I or IV of ERISA or pursuant to the Code. None of the Issuer, the Parent or any ERISA Affiliate currently maintains or has maintained within the preceding six years a pension plan that is subject to Title IV of ERISA. The execution and delivery of this Note Purchase Agreement and the issuance and sale of the Original Class A Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Sections 4975(c)(1)(A)-(D) of the Code. The representation by the Issuer and the Parent in the preceding sentence is made in reliance upon and subject to the accuracy of the Note Purchasers’ representation in Section 4.3 of each Note Purchase Agreement as to the sources of the funds used to pay the Purchase Price of the Original Class A Notes to be purchased by the Note Purchasers.

Section 5.7 Use of Proceeds; Margin Regulations. No part of the proceeds from the sale of the Original Class A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Issuer or the Parent in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section 5.7, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.8 Independent Consultant’s Forecasts. Neither the Issuer nor the Parent has any reason to believe that the sales forecast projections of AzaSite included in the Independent Consultant’s Report (a) are not based upon assumptions (as they are described in the Independent Consultant’s Report) that the Issuer or the Parent believes in good faith to be consistent in all material respects with operation of the Principal Documents and (b) are not based on assumptions that are reasonable in light of the circumstances of the Issuer and the Parent, products subject to their licenses and the terms of their licenses and patents.

Section 5.9 Other Representations and Warranties. Each of the representations and warranties made by the Issuer in Section 5.1 of the Indenture and by the Parent in Section 5.1 of the Purchase and Sale Agreement and Section 4.1 of the Pledge and Security Agreement is hereby incorporated herein by reference as if fully set forth herein and given for the benefit of the Purchaser.

ARTICLE VI
CONDITIONS TO CLOSING

The obligations of the Purchaser hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Issuer and the Parent contained herein, to the accuracy of the statements of the Issuer and the Parent and their respective officers made in any certificates delivered pursuant hereto, to the performance by the Issuer and the Parent of their respective obligations hereunder and to each of the following additional terms and conditions:

Section 6.1 Proceedings. All proceedings and legal matters incident to the formation and constitution of the Issuer and the issuance of the Original Class A Notes, and all other legal matters relating to the Transaction Documents and the transactions contemplated hereby and thereby, shall be reasonably satisfactory in all material respects to the Purchaser, and the Issuer and the Parent shall have furnished to the Purchaser all documents and information that it or counsel to the Purchaser may reasonably request to enable them to pass upon such matters.

Section 6.2 Transactional Opinion. O’Melveny & Myers LLP shall have furnished to the Note Purchasers their opinion, as special counsel to the Issuer and the Parent, addressed to the Note Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Note Purchasers.

Section 6.3 True Sale and Non-Consolidation Opinions. Pillsbury Winthrop Shaw Pittman LLP shall have furnished to the Note Purchasers their reasoned opinion addressed to the Note Purchasers, dated the Closing Date, as to the sale, transfer, conveyance, assignment, contribution and granting by the Parent of the Purchased Assets to the Issuer constituting a true sale and capital contribution and not a secured loan and as to the non-consolidation of the Issuer in a bankruptcy proceeding of the Parent, which opinion shall be in form and substance reasonably satisfactory to the Note Purchasers.

Section 6.4 Note Purchaser’s Counsel Opinion. Pillsbury Winthrop Shaw Pittman LLP, special counsel to the Note Purchasers, shall have furnished to the Note Purchasers their opinion addressed to the Note Purchasers dated the Closing Date as to such matters related to the Transaction Documents as the Note Purchasers may reasonably request.

Section 6.5 Consummation of Transactions. All of the transactions contemplated by the Transaction Documents to be completed on or before the Closing Date shall have been consummated or shall be consummated concurrently with the transactions contemplated hereby in compliance with Applicable Law, the Purchaser shall have received executed copies of the Transaction Documents (which shall be in full force and effect) and the Trustee shall have received one or more certificates (endorsed for transfer) representing all of the Capital Securities of the Issuer to be held by the Trustee pursuant to the terms of the Pledge and Security Agreement.

Section 6.6 Certification as to Private Placement Memorandum. The Parent shall have furnished to the Note Purchasers a certificate, dated the Closing Date, of a Responsible Officer of the Parent stating that (i) such person has carefully examined the Private Placement Memorandum, (ii) to his or her knowledge, the Private Placement Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) to his or her knowledge, since the date of the Private Placement Memorandum, no event has occurred that should have been set forth in a supplement or amendment to the Private Placement Memorandum so that the Private Placement Memorandum as of the Closing Date would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 6.7 Certification as to Note Purchase Agreement. Each of the Issuer and the Parent shall have furnished to the Note Purchasers a certificate, dated the Closing Date, of its respective Responsible Officer, stating that, as of the Closing Date, the representations and warranties of the Issuer or the Parent, as the case may be, in and incorporated into this Note Purchase Agreement are true and correct in all material respects (except that any such representations or warranties that are qualified in respect of materiality or Material Adverse Effect shall be true and correct in all respects) and the Issuer or the Parent, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date.

Section 6.8 No Actions. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any Governmental Authority that would, as of the Closing Date, prevent the issuance or sale of the Original Class A Notes, and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date that would prevent the issuance or sale of the Original Class A Notes.

Section 6.9 Principal Documents. The Principal Documents, each in the form previously furnished by the Parent to counsel to the Note Purchasers, shall be in full force and effect, and the Note Purchasers shall have received upon prior written request therefor a true, correct and complete copy of each of the Principal Documents (except in the case of the Pfizer License Agreement, which will be delivered in redacted form).

Section 6.10 Authorizations. Each of the Issuer and the Parent shall have furnished to the Note Purchasers (i) a copy of the resolutions, consents or other documents, certified by a Responsible Officer of the Issuer or the Parent, as the case may be, as of the Closing Date, duly authorizing the execution, delivery and performance of the Transaction Documents to which it is a party and any other documents to be executed on or prior to the Closing Date by or on behalf of it in connection with the transactions contemplated thereby, and (ii) certified copies of its respective organizational documents, including as such documents have been amended to effect the transactions contemplated by the Transaction Documents.

Section 6.11 Offering of Original Class A Notes. The Placement Agent shall have delivered to the Issuer a certificate as to the manner of the offering of the Original Class A Notes and the number and character of the offerees contacted, which certificate shall state that the Placement Agent (i) did not solicit offers for, or offer, the Original Class A Notes by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) solicited offers for the Original Class A Notes only from, and offered the Original Class A Notes only to, (a) Persons who it reasonably believed were QIBs or Institutional Accredited Investors or, if any such Person was buying for one or more institutional accounts for which such Person was acting as fiduciary or agent, only when such Person reasonably believed that each such account was a QIB or Institutional Accredited Investor, as applicable and (b) in the case of offers outside the United States, to institutions that are not U.S. persons (as defined in Regulation S) in accordance with Rule 903 of Regulation S, and shall further state that counsel to the Issuer and the Parent and to the Note Purchasers may rely thereon in rendering their respective opinions to be delivered hereunder.

Section 6.12 CUSIP Number. Standard & Poor’s CUSIP Service Bureau, as agent for the National Association of Insurance Commissioners, shall have issued a CUSIP number for the Original Class A Notes.

Section 6.13 Notice and Instruction to Inspire. The Note Purchasers shall have received a copy of the notice and instruction provided to Inspire by the Parent pursuant to Section 4.1 of the Purchase and Sale Agreement, which shall be certified by a Responsible Officer of the Parent as having been sent to Inspire on or prior to the Closing Date.

Section 6.14 Compliance with Laws. If requested by a Note Purchaser, the Issuer shall have provided such Note Purchaser with such information as it may reasonably request to enable such Note Purchaser to determine whether such purchase shall (i) be permitted by the laws and regulations of each jurisdiction to which such Note Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment and (ii) not violate any Applicable Law (including Regulation T, U or X of the Board of Governors of the Federal Reserve System).

Section 6.15 Filing of Financing Statements. The filings of financing statements under the UCC and other recordings required or reasonably requested to be made to perfect a security interest in the Purchased Assets sold, transferred, conveyed, assigned, contributed and granted on the Closing Date, including those specified in Exhibit B to the Purchase and Sale Agreement, and the Collateral, including those specified in Exhibit E to the Indenture, shall have been duly made.

ARTICLE VII
ADDITIONAL COVENANTS

Section 7.1 DTC. The Issuer will, and the Parent will cause the Issuer to, use commercially reasonable best efforts to comply with all agreements set forth in the representation letter of the Issuer to DTC relating to the approval of the Original Class A Notes by DTC for “book-entry” transfer.

Section 7.2 Expenses. The Issuer and the Parent jointly and severally agree to pay or cause to be paid all reasonable, documented Transaction Expenses of Pillsbury Winthrop Shaw Pittman LLP, acting as outside counsel to the Placement Agent, it being understood that neither the Issuer nor the Parent will reimburse any other expenses of any Note Purchasers (including expenses of any other counsel).

ARTICLE VIII
SURVIVAL OF CERTAIN PROVISIONS

Section 8.1 Survival of Certain Provisions. The representations, warranties, covenants and agreements contained in this Note Purchase Agreement shall survive (a) the execution and delivery of this Note Purchase Agreement and the Original Class A Notes and (b) the purchase or transfer by any Note Purchaser of any Original Class A Note or portion thereof or interest therein. All such provisions are binding upon and may be relied upon by any subsequent holder or beneficial owner of an Original Class A Note that has executed and delivered to the Registrar a Confidentiality Agreement in compliance with the procedures set forth in the Indenture, regardless of any investigation made at any time by or on behalf of any Note Purchaser or any other holder of an Original Class A Note; provided, however, that the representations and covenants contained in Section 4.8 may be relied upon regardless of whether such holder or owner has executed and delivered to the Registrar such Confidentiality Agreement. All statements contained in any certificate or other instrument delivered by or on behalf of any party hereto pursuant to this Note Purchase Agreement shall be deemed to have been relied upon by each other party hereto and shall survive the consummation of the transactions contemplated hereby regardless of any investigation made by or on behalf of any such party. This Note Purchase Agreement and the other Transaction Documents embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof, other than the separate Confidentiality Agreements entered into between each Note Purchaser and the Issuer relating to the transactions contemplated hereby.

ARTICLE IX
NOTICES

Section 9.1 Notices. All statements, requests, notices and agreements hereunder shall be in writing and delivered by hand, mail, overnight courier or telefax as follows:

(a) if to the Purchaser, in accordance with Schedule 1; and

(b) if to the Issuer or the Parent, in accordance with Section 12.5 of the Indenture.

ARTICLE X
SUCCESSORS AND ASSIGNS

Section 10.1 Successors and Assigns. This Note Purchase Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, permitted assignees and permitted transferees. So long as any of the Notes are outstanding, neither the Issuer nor the Parent may assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Purchaser.

ARTICLE XI
SEVERABILITY

Section 11.1 Severability. Any provision of this Note Purchase Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

ARTICLE XII
WAIVER OF JURY TRIAL

Section 12.1 WAIVER OF JURY TRIAL. THE PURCHASER, THE ISSUER AND THE PARENT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE PURCHASE AGREEMENT, THE ORIGINAL CLASS A NOTES, THE TRANSACTION DOCUMENTS, THE PRIVATE PLACEMENT MEMORANDUM AND ALL TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

ARTICLE XIII
GOVERNING LAW; CONSENT TO JURISDICTION

Section 13.1 Governing Law; Consent to Jurisdiction.

(a) THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) Any legal action or proceeding with respect to this Note Purchase Agreement may be brought in the courts of the State of New York located in the Borough of Manhattan, The City of New York or of the United States federal court sitting in the Borough of Manhattan, The City of New York, and, by execution and delivery of this Note Purchase Agreement, each party hereto consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.1. Nothing in this Note Purchase Agreement shall affect the right of any party hereto to serve process in any other manner permitted by law. Each party hereto irrevocably waives, to the maximum extent permitted by law, any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Note Purchase Agreement or any document related hereto. Each party hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York law.

(c) If, for the purpose of obtaining a judgment or order in any court, it is necessary to convert a sum due hereunder to any Noteholder from U.S. dollars into another currency, each of the Issuer and the Parent has agreed, and each Noteholder by holding an Original Class A Note will be deemed to have agreed, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, such party could purchase U.S. dollars with such other currency in the Borough of Manhattan, The City of New York on the Business Day preceding the day on which final judgment is given.

(d) The obligation of each of the Issuer and the Parent in respect of any sum payable by it to a Noteholder shall, notwithstanding any judgment or order in a Judgment Currency, be discharged only to the extent that, on the Business Day following receipt by such Noteholder of such security of any sum adjudged to be so due in the Judgment Currency, such Noteholder may in accordance with normal banking procedures purchase U.S. dollars with the Judgment Currency. If the amount of U.S. dollars so purchased is less than the sum originally due to such Noteholder in the Judgment Currency (determined in the manner set forth in Section 13.1(b)), each of the Issuer and the Parent agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Noteholder against such loss, and, if the amount of the U.S. dollars so purchased exceeds the sum originally due to such Noteholder, such Noteholder agrees to remit to the Issuer or the Parent, as the case may be, such excess, provided that such Noteholder shall have no obligation to remit any such excess to the extent that the Issuer or the Parent, as the case may be, shall have failed to pay such Noteholder any obligations due and payable under the Original Class A Notes of such Noteholder, in which case such excess may be applied to such obligations of the Issuer or the Parent, as the case may be, under such Original Class A Notes in accordance with the terms thereof. The foregoing indemnity shall constitute a separate and independent obligation of the Issuer and the Parent and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.

ARTICLE XIV
COUNTERPARTS

Section 14.1 Counterparts. This Note Purchase Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Note Purchase Agreement.

ARTICLE XV
TABLE OF CONTENTS AND HEADINGS

Section 15.1 Table of Contents and Headings. The Table of Contents and headings of the Articles and Sections of this Note Purchase Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

ARTICLE XVI
TAX DISCLOSURE

Section 16.1 Tax Disclosure. Notwithstanding anything expressed or implied to the contrary herein, the Purchaser and its respective employees, representatives and agents may disclose to any and all Persons, without limitation of any kind, the tax treatment and the tax structure of the transactions contemplated by this Note Purchase Agreement and the agreements and instruments referred to herein and all materials of any kind (including opinions or other tax analyses) that are provided to the Purchaser relating to such tax treatment and tax structure; provided, however, that neither the Purchaser nor any employee, representative or other agent thereof shall disclose any other information that is not relevant to understanding the tax treatment and tax structure of such transactions (including the identity of any party and any information that could lead another to determine the identity of any party) or any other information to the extent that such disclosure could reasonably result in a violation of any federal or state securities law. For these purposes, the tax treatment of the transactions contemplated by this Note Purchase Agreement and the agreements and instruments referred to herein means the purported or claimed U.S. federal or state tax treatment of such transactions. Moreover, the tax structure of the transactions contemplated by this Note Purchase Agreement and the agreements and instruments referred to herein includes any fact that may be relevant to understanding the purported or claimed U.S. federal or state tax treatment of such transactions.

ARTICLE XVII
MISCELLANEOUS

Section 17.1 Limited Recourse. Each of the parties hereto accepts that the enforceability against the Issuer of the obligations of the Issuer hereunder shall be limited to the assets of the Issuer, whether tangible or intangible, real or personal (including the Collateral) and the proceeds thereof. Once all such assets have been realized upon and such assets (and proceeds thereof) have been applied in accordance with Article III of the Indenture, any outstanding obligations of the Issuer shall be extinguished. Each of the parties hereto further agrees that it shall take no action against any employee, director, officer or administrator of the Issuer or the Trustee in relation to this Note Purchase Agreement; provided, that nothing herein shall limit the Issuer (or its permitted successors or assigns, including any party hereto that becomes such a successor or assign) from pursuing claims, if any, against any such person. The provisions of this Section 17.1 shall survive termination of this Note Purchase Agreement; provided, further, that the foregoing shall not in any way limit, impair or otherwise affect any rights of any party to proceed against any employee, director, officer or administrator of the Issuer (a) for intentional and willful fraud or intentional and willful misrepresentations on the part of or by such employee, director, officer or administrator or (b) for the receipt of any distributions or payments to which the Issuer or any successor in interest is entitled, other than distributions expressly permitted pursuant to the other Transaction Documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned parties hereby execute this Note Purchase Agreement, in one or more counterparts, effective and binding on the date first written above.

AZITHROMYCIN ROYALTY SUB LLC

By:	InSite Vision Incorporated, its Manager

By:
Name:
Title:

INSITE VISION INCORPORATED

By:
Name:
Title:

[PURCHASER SIGNATURE PAGE]

SCHEDULE 1

Confidentiality Agreement Referenced In Section 4.7:
Date: __________, 2008
Parties: Issuer and ________________________________________________________
Number (See Top Right of First Page of Confidentiality Agreement): _______________

Purchaser	Principal Amount of	Notice Information
Original Class A Notes

1-1

Annex A

See Annex A to the Purchase and Sale Agreement by and between Azithromycin Royalty Sub LLC and the Company dated February 21, 2008, attached as Exhibit 10.1 to this Quarterly Report on Form 10-Q".